UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 SCHEDULE 14A

               Proxy Statement Pursuant to Section 14(a) of the
             Securities Exchange Act of 1934 (Amendment No. ___)

 Filed by the Registrant [X]
 Filed by a Party other than the Registrant [_]

 Check the appropriate box:

 [_] Preliminary Proxy Statement
 [_] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
 [X] Definitive Proxy Statement
 [_] Definitive Additional Materials
 [_] Soliciting Material Pursuant to Section 240.14a-12

                     DIAL THRU INTERNATIONAL CORPORATION
               ------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

 Payment of Filing Fee (Check the appropriate box):

 [X] No fee required.

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 pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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 [_] Fee paid previously with preliminary materials.

 [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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 (1) Amount Previously Paid:

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

                     DIAL THRU INTERNATIONAL CORPORATION
                      17383 Sunset Boulevard, Suite 350
                        Los Angeles, California 90272
                                (310) 566-1700

 Dear Stockholders:

 I am pleased to invite you to Dial Thru International Corporation's 2005 Annual Meeting of Stockholders. The meeting will be held at 10:00 a.m., Los Angeles time, on Tuesday, October 25, 2005 at our principal executive offices, 17383 Sunset Boulevard, Suite 350, Los Angeles, CA 90272.

 At the meeting you will be asked to (1) elect five directors to our Board of Directors, (2) approve an amendment to our certificate of incorporation to increase the amount of our authorized stock, (3) approve an amendment to our certificate of incorporation to change our company name, (4) approve an amendment to the Dial Thru International 2002 Equity Incentive Plan to increase the number of shares of our common stock authorized for issuance under the plan, (5) ratify the appointment of KBA Group LLP as our independent auditors for the 2005 fiscal year, and (6) transact such other business as may properly come before the meeting or any adjournment thereof. The accompanying Notice of 2005 Annual Meeting of Stockholders and proxy statement describe the matters to be presented at the Annual Meeting. These proxy solicitation materials will first be mailed on or about September 26, 2005 to all stockholders entitled to vote at the Annual Meeting. You will also have the opportunity to hear what has happened in our business during the past year and to ask questions of our executive officers who will be in attendance at the Annual Meeting. You will find other detailed information about us and our operations, including our audited financial statements, in the enclosed Annual Report.

 Our Board of Directors unanimously recommends that stockholders vote in favor of the election of the nominated directors, the amendments to our certificate of incorporation to increase our authorized stock and change the name of our company, the amendment to the Dial Thru International 2002 Equity Incentive Plan, and the ratification of our auditors.

 We hope that you can join us on October 25, 2005 and vote in person. Whether or not you can attend, please read the enclosed Proxy Statement. Please note that your vote is very important to us. A minimum number of shares must be represented at the meeting, in person or by proxy, to obtain the requisite quorum and proceed with the Annual Meeting. Therefore, we urge you to attend the Annual Meeting in person, but if you are not able to attend, we request that you complete the attached proxy card and return it to us prior to the meeting. We value our stockholders and look forward to your participation.


 Los Angeles, California            Yours truly,
 September 16, 2005

                                    /s/ John Jenkins
                                    ----------------
                                    John Jenkins,
                                    Chairman and Chief Executive Officer

                     DIAL THRU INTERNATIONAL CORPORATION
                      17383 SUNSET BOULEVARD, SUITE 350
                        LOS ANGELES, CALIFORNIA 90272


                NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON OCTOBER 25, 2005


 To the Stockholders of Dial Thru International Corporation:

 NOTICE IS HEREBY given that the 2005 Annual Meeting of Stockholders of Dial Thru International Corporation, a Delaware corporation, will be held at Dial Thru's principal executive offices, 17383 Sunset Boulevard, Suite 350, Los Angeles, CA 90272 on Tuesday, October 25, 2005 at 10:00 a.m., Los Angeles time, for the following purposes:

      1. To elect five directors to serve until the 2006 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

      2. To consider and act upon a proposal to amend our Certificate of Incorporation to increase the amount of authorized common stock from 84,169,100 shares to 175,000,000 shares;

      3. To consider and act upon a proposal to amend our Certificate of Incorporation to change the name of the Company;

      4. To approve an amendment to the Dial Thru International Corporation 2002 Equity Incentive Plan to increase the number of shares of the Company's common stock authorized for issuance thereunder from 2,000,000 to 4,000,000;

      5. To consider and act upon a proposal to ratify the selection of KBA Group LLP to serve as independent auditors for the current fiscal year ending October 31, 2005; and

      6. To transact such other business as may properly come before the meeting or any adjournments thereof.

 Our Board of Directors has fixed the close of business on September 23, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. Only those stockholders of record as of the close of business on that date are entitled to notice of and to vote at the Annual Meeting.

 A list of our stockholders entitled to notice of and to vote at the Annual Meeting will be available for examination by any stockholder of our Company, for any purpose germane to the meeting, at the Annual Meeting and during ordinary business hours at our principal offices at the address set forth above for a period of ten days prior to the meeting.



 Los Angeles, California            By Order of the Board of Directors,
 September 16, 2005

                                    /s/ Allen Sciarillo
                                    -------------------
                                    Allen Sciarillo,
                                    Secretary


 IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON, BUT IF YOU DO NOT PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE. IF YOU DO SUBSEQUENTLY ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                     DIAL THRU INTERNATIONAL CORPORATION
                      17383 SUNSET BOULEVARD, SUITE 350
                        LOS ANGELES, CALIFORNIA 90272

                          -------------------------

                               PROXY STATEMENT

                          -------------------------

                    FOR THE ANNUAL MEETING OF STOCKHOLDERS

                        TO BE HELD ON OCTOBER 25, 2005


 General Information

 The Board of Directors of Dial Thru International Corporation is soliciting your proxy for use at the Annual Meeting of Stockholders to be held on October 25, 2005. This Proxy Statement, the accompanying proxy card and our annual report to stockholders for the year ended October 31, 2004 will first be sent to our stockholders on or about September 26, 2005.

 Voting and Revocation of Proxies

 All properly completed proxies received prior to the Annual Meeting and not revoked will be voted in accordance with your instructions. IF NO SUCH INSTRUCTIONS ARE MADE, THEN PROXIES WILL BE VOTED AS FOLLOWS:

     *  FOR THE ELECTION OF THE FIVE NOMINEES FOR DIRECTOR;

     * FOR AMENDING THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE AMOUNT OF AUTHORIZED COMMON STOCK FROM 84,169,100 SHARES TO 175,000,000 SHARES;

     * FOR AMENDING OUR CERTIFICATE OF INCORPORATION TO CHANGE OUR COMPANY NAME TO RAPID LINK, INCORPORATED;

     * FOR THE APPROVAL TO AMEND OUR 2002 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER FROM 2,000,000 TO 4,000,000; AND

     * FOR THE RATIFICATION OF THE APPOINTMENT OF KBA GROUP LLP TO SERVE AS OUR INDEPENDENT AUDITORS FOR THE 2005 FISCAL YEAR.

 If any other matters come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their best judgment.

 We encourage the personal attendance of our stockholders at the Annual Meeting. The execution of the accompanying proxy will not affect a stockholder's right to attend the Annual Meeting and to vote in person.

 Proxies may be revoked if you:

    * Deliver a signed, written revocation letter, dated any time before the proxy is voted, to Mr. Allen Sciarillo, Secretary, Dial Thru International Corporation, at our principal executive offices, 17383 Sunset Boulevard, Suite 350, Los Angeles, California 90272; or

    * Sign and deliver a proxy, dated later than any previously delivered proxy to the above address; or

    * Attend the meeting and vote in person. Attending the Annual Meeting alone will not revoke your proxy. A revocation letter or a later-dated proxy will not be effective until received by us at or prior to the Annual Meeting.

 Securities Entitled to be Voted at the Annual Meeting

 Only stockholders of record at the close of business on September 23, 2005 will be entitled to notice of and to vote at the Annual Meeting. On September 9, 2005 we had issued and outstanding 23,788,323 shares of our common stock, $.001 par value per share. Each share of Common Stock is entitled to one vote on each matter presented to the stockholders.

 How Proxies are Solicited

 In addition to the solicitation of proxies by use of the mail, we may also use certain officers, directors and regular employees who may solicit the return of proxies by personal interview, mail, telephone, facsimile and/or through the Internet. These persons will not be additionally compensated, but will be reimbursed for out-of-pocket expenses. We will also request brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares. We will reimburse such persons and the transfer agent for their reasonable out-of-pocket expenses in forwarding such materials. We will bear all costs of the solicitation.

 Quorum and Voting Requirements

 The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting.

 Abstentions and broker non-votes are counted for the purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in the tabulations of votes cast on proposals presented to the stockholders, while broker non-votes are not counted as among the shares entitled to vote with respect to such matters, and thus have the effect of reducing the number of affirmative votes required to approve a proposal and the number of negative votes or abstentions required to block such approval. A broker non-vote is a proxy submitted by a broker that does not indicate a vote for some or all of the proposals because the broker does not have discretionary voting authority and has not received instructions from its client as to how to vote on a particular proposal.

 Assuming the presence of a quorum, the affirmative vote of a plurality of the shares of Common Stock represented in person or by proxy at the Annual Meeting, is required to elect our directors. Stockholders may not cumulate their votes in the election of directors. The proposals to amend our Certificate of Incorporation require the affirmative vote of a majority of the shares outstanding and entitled to vote. All other matters submitted for a vote at the Annual Meeting will be decided by the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting, except as otherwise provided by law or in our Certificate of Incorporation or Bylaws.

                     PROPOSAL ONE:  ELECTION OF DIRECTORS

 Five directors are to be elected at the Annual Meeting, to serve until our next annual meeting of stockholders and until their respective successors are elected and qualified, or until their earlier resignation or removal. All of the nominees listed below currently serve as our directors and were elected to our Board of Directors at our 2004 Annual Meeting of Stockholders. Unless authority to vote for one or more nominees is withheld, the enclosed proxy will be voted FOR the election of all of the nominees listed below. Although the Board of Directors does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting the persons named in the enclosed proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

 The following table sets forth certain information regarding each nominee for election as a director and our executive officers.

 Name                   Age   Position with the Company
 -----------------      ---   --------------------------------
 John Jenkins            43   Chairman, Chief Executive
                              Officer, President and Director
 Allen Sciarillo         40   Executive Vice President, Chief
                              Financial Officer, Secretary and
                              Director
 Lawrence Vierra         59   Director
 Robert M. Fidler        67   Director
 David Hess              44   Director

 JOHN JENKINS has served as our Chairman of the Board and Chief Executive Officer since October 2001, and has served as our President and a director since December 1999. Mr. Jenkins has also served as the President of DTI Com, Inc., one of our subsidiaries, since November 1999. In May 1997, Mr. Jenkins founded Dial Thru International Corporation (subsequently dissolved in November 2000), and served as its President and Chief Executive Officer until joining us in November 1999. Prior to 1997, Mr. Jenkins served as the President and Chief Financial Officer for Golden Line Technology, a French telecommunications company. Prior to entering the telecommunications industry, Mr. Jenkins owned and operated several software, technology and real estate companies. Mr. Jenkins holds degrees in physics and business/economics.

 ALLEN SCIARILLO has been our Chief Financial Officer, Executive Vice President and Secretary since July 2001 and was elected as a director in May 2002. From January to March 2001, Mr. Sciarillo was the Chief Financial Officer of Star Telecommunications, Inc., a global facilities-based telecommunications carrier. Prior to that time, Mr. Sciarillo served as Chief Financial Officer of InterPacket Networks, a provider of Internet connectivity to Internet service providers worldwide, from July 1999 until it s acquisition by American Tower Corporation in December 2000. From October 1997 to June 1999, he served as Chief Financial Officer of
 RSL Com USA, a division of RSL Com Ltd., a global facilities-based telecommunications carrier. Prior to joining RSL, Mr. Sciarillo was Vice President and Controller of Hospitality Worldwide Services, Inc. from July 1996 to October 1997. Mr. Sciarillo began his career at Deloitte & Touche and is a Certified Public Accountant. Mr. Sciarillo received a B.S. in Accounting from California State University, Northridge.

 LAWRENCE VIERRA has served as one of our directors since January 2000, and from that time through October 2004, served as our Executive Vice President. Currently, Mr. Vierra is a professor at the University of Las Vegas. From 1995 through 1999, Mr. Vierra served as the Executive Vice President of RSL Com USA, Inc., an international telecommunications company, where he was primarily responsible for international sales. Mr. Vierra has also served on the board of directors and executive committees of various telecommunications companies and he has extensive knowledge and experience in the international sales and marketing of telecommunications products and services. Mr. Vierra holds degrees in marketing and business administration.

 ROBERT M. FIDLER has served as one of our directors since November 1994. Mr. Fidler joined Atlantic Richfield Company (ARCO) in 1960, was a member of ARCO's executive management team from 1976 to 1994 and was ARCO's manager of New Marketing Programs from 1985 until his retirement in 1994.

 DAVID HESS was elected to our Board of Directors in May 2002. Mr. Hess is currently the Managing Partner of RKP Steering Group, a company he co-founded in August 2003. From November 2001 until December 2002, Mr. Hess served as the Chief Executive Officer and President, North America of Telia International Carrier, Inc. Prior to joining Telia, Mr. Hess was part of a turnaround team hired by the board of directors of Rapid Link Incorporated. He served as the Chief Executive Officer and as a director of Rapid Link Incorporated from August 2000 until September 2001. On March 13, 2001, Rapid Link Incorporated filed for Chapter 11 bankruptcy protection. Before joining Rapid Link, Mr. Hess served as Chief Executive Officer of Long Distance International from January 1999 until its acquisition by World Access in February 2000. Mr. Hess also served as President and Chief Operating Officer of TotalTel USA from May 1995 until January 1999. Mr. Hess received a BA in Communications with a Minor in Marketing from Bowling Green State University.

 Meetings of the Board of Directors

 Our Board of Directors held two meetings during the fiscal year ended October 31, 2004. The Board of Directors has two standing committees: an Audit Committee and a Compensation Committee. There is no standing nominating committee. Each of the directors attended the meeting of the Board of Directors and all meetings of any committee on which such director served.

 Committees of the Board of Directors

 Audit Committee

 The Audit Committee is comprised of two non-employee directors, Robert M. Fidler and Lawrence Vierra. The Audit Committee makes recommendations to the Board of Directors or management concerning the engagement of our independent public accountants and matters relating to our financial statements, our accounting principles and our system of internal accounting controls. The Audit Committee also reports its recommendations to the Board of Directors as to the approval of our financial statements. The Audit Committee held four meetings during the fiscal year ended October 31, 2004.

 The Audit Committee acts pursuant to a written charter adopted by our Board of Directors. All members of the Audit Committee are non-employee directors and are "independent" pursuant to Section 3(a)(58) of the Securities Exchange Act of 1934.

 Compensation Committee

 The Compensation Committee is comprised of two non-employee directors, Robert M. Fidler and Lawrence Vierra. The Compensation Committee is responsible for considering and making recommendations to the Board of Directors regarding executive compensation and is also responsible for administration of our stock option and executive incentive compensation plans. The Compensation Committee held no meetings during the fiscal year ended October 31, 2004.

 Nominating Committee

 We do not have a standing nominating committee. Due to our company's size and the resulting efficiency of a Board of Directors that is also limited in size, as well as a lack of turnover in our Board of Directors, our Board of Directors has determined that it is not necessary or appropriate at this time to establish a separate Nominating Committee. Potential candidates are discussed by the entire Board of Directors, and director nominees are selected by a majority of the independent directors meeting in executive session. All of the nominees recommended for election to the Board of Directors at the Annual Meeting are directors standing for re-election.

 Compensation of Directors

 Directors are not compensated for attending Board and committee meetings, though our directors participate in our equity incentive plan. Directors are annually awarded non-qualified stock options for an aggregate of 5,000 shares of our Common Stock for services rendered to our Company as a director. For the 2004 fiscal year, our directors were granted options to purchase shares of our Common Stock at an exercise price of $0.12 per share, in the following amounts:

 Name                             Number of Option Shares Granted
 ---------------------            -------------------------------
 Lawrence Vierra                                5,000
 Robert M. Fidler                              25,000
 David Hess                                    15,000


 Vote Required

 Directors are elected by a plurality of the votes of the shares present at the Annual Meeting in person or represented by proxy and entitled to vote on the election of directors.

   THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ALL OF THE NOMINEES.

 PROPOSAL TWO: AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE
                 NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

 On  August 22 2005,  subject  to   stockholder   approval,  the   Board   of
 Directors authorized an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from eighty-four million one hundred sixty-nine thousand one hundred (84,169,100) shares to one hundred seventy-five million (175,000,000). If approved by the stockholders, the first paragraph of the Sixth Article of the Company's Certificate of Incorporation would be amended to provide as follows:

      "The aggregate number of shares of all classes of stock which the corporation shall have authority to issue is one hundred eighty-five million (185,000,000) shares consisting of (A) one hundred seventy-five million (175,000,000) shares of common stock, par value $0.001 per share (the "Common Stock"), and (B) ten million (10,000,000) shares of preferred stock, par value $0.0001 per share (the "Preferred Stock")."

 The Company is currently authorized to issue 84,169,100 shares of Common Stock. As of September 9, 2005, 23,788,323 shares of Common Stock were issued and outstanding, 8,458,391 shares were reserved for issuance upon exercise of outstanding stock options, warrants and for options that may be granted in the future under the 2002 Equity Incentive Plan, and approximately 33,900,000 shares were required to be reserved for convertible notes. As the conversion of these notes into shares is based upon the fair value of the shares at the date of conversion, the necessary reserve was calculated using the closing bid price for our Common Stock on the OTC Bulletin Board at September 9, 2005.

 Reasons for Proposed Amendment

 The Board of Directors believes that it is advisable and in the best interest of the Company and its stockholders to have available authorized but unissued shares of common stock in an amount adequate to provide for the current and future financing needs of the Company. The additional shares will be available for issuance from time to time by the Company at the discretion of the Board of Directors, normally without further stockholder action (except as may be required for a particular transaction by applicable law or requirements of regulatory agencies), for any proper corporate purpose including, among other things, future acquisitions of property or securities of other corporations, stock dividends, stock splits, convertible debt financing and equity financings. Other than for current reserve needs, the Company has no present plans, understandings or agreements for the issuance or use of the proposed additional shares of common stock, however, the Board of Directors believes that if an increase in the authorized number of shares of common stock were to be postponed until a specific need arose, the delay and expense incident to obtaining the approval of the Company's stockholders at that time could significantly impair the Company's ability to meet financing requirements or other objectives.

 Effects of Proposed Amendment

 The terms of the additional shares of common stock will be identical to those of the currently outstanding shares of common stock. However, because holders of common stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of common stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of common stock. This amendment will not alter the current number of issued shares. The relative rights and limitations of the shares of common stock would remain unchanged under this proposal.

 One of the effects of the proposed amendment might be to enable the Board to render it more difficult to, or discourage an attempt to, obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of present management. The Board would, unless prohibited by applicable law, have additional shares of common stock available to effect transactions (such as private placements) in which the number of the Company's outstanding shares would be increased and would thereby dilute the interest of any party attempting to gain control of the Company. However, the amendment may encourage persons seeking to acquire the Company to negotiate directly with the Board enabling the Board to consider the proposed transaction in a manner that best serves the stockholders' interests.

 Vote Required

 The affirmative vote of stockholders having a majority of the outstanding Common Stock entitled to vote at the Annual Meeting is required to approve the amendment of the Certificate of Incorporation of the Company to increase the authorized number of shares of Common Stock from 84,169,100 to 175,000,000. If Proposal Two is approved by the stockholders, it will become effective on the date the amendment is filed with the Delaware Secretary of State.

 THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE AMENDMENT
   OF THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED
                    SHARES OF THE COMPANY'S COMMON STOCK.

          PROPOSAL THREE: PROPOSAL TO CHANGE THE NAME OF THE COMPANY

 General

 The Board of Directors of the Company has unanimously adopted and recommended adoption by the stockholders of a proposed amendment to Article One of the Certificate of Incorporation of the Company that would change
 the  name  of  "Dial  Thru  International,  Corporation"   to  "Rapid  Link,
 Incorporated."

 The Board of Directors believes that the name "Rapid Link, Incorporated" better reflects the Company's business strategies and opportunities, and will receive better market recognition and acceptance than its current name, especially as the Company continues to roll out Voice over Internet Protocol related services. In addition, the Board of Directors also believes that the name, which was the name of the Company we acquired in October 2001, is a recognized brand name with members of the United States Military, a significant source of retail revenue for the Company since the acquisition.

 If the change of name is approved by the Company's stockholders, the Board intends to formally change the name of the Company at the earliest appropriate time consistent with an orderly transition to the new name. If the proposed name change is approved, it will not be necessary for stockholders to exchange outstanding stock certificates. The Company's common stock is traded on the OTC Bulletin Board and if the Proposal is approved, the symbol under which the Company's common stock is traded will remain "DTIX."

 Vote Required

 The affirmative vote of stockholders having a majority of the outstanding Common Stock entitled to vote at the Annual Meeting is required to approve the amendment of the Certificate of Incorporation of the Company to change the name of the Company to Rapid Link, Incorporated. If Proposal Three is approved by the stockholders, it will become effective on the date the amendment is filed with the Delaware Secretary of State.

 THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO RAPID LINK, INCORPORATED.

   PROPOSAL FOUR: PROPOSAL TO AMEND THE DIAL THRU INTERNATIONAL 2002 EQUITY
                                INCENTIVE PLAN

 At the Annual Meeting, we will ask our stockholders to approve an amendment to the Dial Thru International Corporation 2002 Equity Incentive Plan (the "2002 Plan"). On August 22, 2005, our Board authorized an amendment to increase the number of shares which may be purchased under the 2002 Plan from 2,000,000 to 4,000,000 shares. The amendment will become effective when it is approved by the Company's stockholders.

 The 2002 Plan was originally adopted by our Board on March 28, 2002 and our stockholders approved it at the 2002 Annual Meeting held on May 6, 2002. As of September 9, 2005, there were approximately 1,648,000 shares remaining and available for issuance under the 2002 Plan.

 General

 The Board of Directors believes that it is advisable and in the best interest of the Company to increase the number of shares of Common Stock available for the exercise of Options or Stock Purchase Rights in order to replace options as they expire that were previously granted under the Company's Dial Thru International Corporation Amended and Restated Stock Option Plan (the "Predecessor Plan"). The Company no longer issues options under the Predecessor Plan, In addition, the Board believes that a sufficient number of options should be available to ensure that the Company is able to attract and retain key employees required to support the Company's new product initiatives which are central to the Company's future success.

 Principal Features of the 2002 Plan

      Shares Subject to the 2002 Plan. Subject to adjustments to reflect certain corporate events that are described below, the maximum aggregate number of shares of common stock available for issuance under the 2002 Plan is currently 2,000,000, and is proposed to be increased to 4,000,000. If any previously granted option expires or otherwise terminates, in whole or in part, without having been exercised in full, the stock not issued under such option will revert to and again become available for issuance under the 2002 Plan. We will issue the shares of common stock to be issued under the 2002 Plan directly from our authorized but unissued shares of common stock. The number of shares issuable pursuant to the 2002 Plan, and the exercise price of such options, is subject to proportional adjustment to reflect stock splits, stock dividends, mergers, consolidations, and similar events.

      Eligibility for Participation. Generally, all employees, directors, and other persons providing bona fide services to us are eligible to receive grants of options under the 2002 Plan. Approximately 25 persons are currently eligible to receive stock option grants under the 2002 Plan.

      Administration of the 2002 Plan. The 2002 Plan is administered by the Board. Under the terms of the 2002 Plan, the Board determines the persons who are to receive stock option grants, the number of shares subject to each such grant, and the terms and conditions of such grants. The Board has the authority to interpret the 2002 Plan and to adopt rules and procedures relating to the administration of the 2002 Plan.

      Options. Options granted under the 2002 Plan may be either incentive stock options, or ISOs, or nonqualified stock options, or NQSOs.

 The Board of Directors determines the terms and conditions of each option at the time of grant and includes them in a written agreement between the individual and the Company. The terms of each option will set forth:

        *  the per share exercise price of the option;

        * the termination date of the option, which will not be later than ten years after the date of grant; and

        * the effect on the option of the termination of the participant's employment or service (in the case of a non-employee director or independent contractor).

 Each option will also contain other terms and conditions that we may establish. Options are not transferable during the individual's lifetime.

 To the extent an option is intended to qualify as an ISO, the option is required to have terms and conditions consistent with the requirements for that treatment under the Internal Revenue Code. ISOs are subject to the following special restrictions under the Internal Revenue Code:

        *  ISOs may only be granted to our employees;

        * the exercise price for an ISO must be at least equal to 100%, or 110% in the case of stockholders holding more than 10% of the total combined voting power of all classes of our stock, of the fair market value of our common stock, determined on the date of grant; and

        * the aggregate fair market value of the shares of common stock issuable upon exercise of all ISOs granted to a participant, determined at the time each ISO is granted, that become exercisable for the first time during a calendar year cannot exceed $100,000.

      Modification  of  options.   We  have  the  authority   to  modify  any
 outstanding option as we consider appropriate, including the authority to accelerate the right to exercise any option, and extend or renew any option. However, we may not modify any option in a manner adverse to the participant holding that option without that participant's consent.

      Adjustments. In connection with certain types of corporate events like stock splits, stock dividends, recapitalizations, reorganizations, mergers, consolidations and spin-offs, we may make appropriate and equitable adjustments to:

        * the aggregate number and kind of shares for which we can grant options under the 2002 Plan;

        *  the number and kind of shares covered by outstanding options; and

        *  the per share exercise price of outstanding options.

      Tax matters. We are obligated to withhold from the compensation of the participants amounts necessary to satisfy the tax withholding obligations arising from the 2002 Plan. If we intend any option to qualify as qualified performance-based compensation, as defined in the regulations promulgated under Section 162(m) of the Internal Revenue Code, we intend to grant the option in a manner and subject to terms and conditions required for the option to so qualify.

      Compliance with securities laws. We are not obligated to issue any common stock under the 2002 Plan if we determine that the issuance would violate applicable state or federal securities laws.

      Termination or amendment of the 2002 Plan. Our Board may terminate the 2002 Plan at any time. Termination of the 2002 Plan will not affect the rights of any participant with respect to any option outstanding as of the time of the termination.

 Federal income tax consequences of the 2002 Plan

 The following general discussion of the principal federal income tax consequences of participation in the 2002 Plan is based on the statutes and regulations existing as of the date of this proxy statement. In addition, participation in the 2002 Plan may have state and local tax consequences.

      Incentive stock options. A participant will not recognize taxable income upon the grant or the exercise of an ISO, and we are not entitled to an income tax deduction as the result of the grant or exercise of an ISO. Any gain or loss resulting from the subsequent sale of shares of common stock purchased upon exercise of an ISO will be long-term capital gain or loss if the sale is made after the later of:

        *  two years from the date of grant of the ISO; or

        *  one year from the date of exercise of the ISO.

 If a participant sells common stock acquired upon the exercise of an ISO prior to the expiration of both of these periods, the sale will be a disqualifying disposition under the federal tax laws. The participant will generally recognize ordinary income in the year of the disqualifying disposition in an amount equal to the difference between the exercise price of the ISO and the fair market value of the shares of our common stock on the date of exercise of the ISO. However, the amount of ordinary income recognized by the participant generally will not exceed the difference between the amount realized on the sale and the exercise price. We will be entitled to an income tax deduction equal to the amount taxable to the participant. Any additional gain recognized by the participant upon the disqualifying disposition will be taxable as long-term capital gain if the shares of common stock have been held for more than one year before the disqualifying disposition or short-term capital gain if the shares of common stock have been held for less than one year before the disqualifying disposition.

 The amount by which the fair market value, determined on the date of exercise, of the shares of common stock purchased upon exercise of an ISO exceeds the exercise price will constitute an adjustment to the participant's income for purposes of the alternative minimum tax in the year that the ISO is exercised.

      Nonqualified stock options. As with an ISO, a participant will not recognize taxable income on the grant of an NQSO, and we are not entitled to an income tax deduction as the result of the grant of an NQSO. Unlike an ISO, however, upon the exercise of an NQSO, the participant generally will recognize ordinary income, and we will be entitled to an income tax deduction, in the amount by which the fair market value of the shares of common stock purchased upon exercise, determined as of the date of exercise, exceeds the exercise price. This income is part of the participant's wages for which we are required to withhold federal and state income as well as employment taxes.

 Upon the sale of shares of common stock acquired upon the exercise of an NQSO, the participant will recognize capital gain or loss in an amount equal to the difference between the proceeds received upon the sale and the fair market value of the shares on the date of exercise. If the participant has held the shares for more than one year at the time of the sale, the capital gain or loss will be long-term, otherwise the capital gain will be short-term.

      Acceleration of stock options upon a change in control. The 2002 Plan permits acceleration of exercisability upon a change in control. The acceleration of exercisability may be a parachute payment for federal income tax purposes. If the present value of all of a participant's parachute payments equals or exceeds three times the participant's average compensation for the past five years, the participant will owe a 20% excise tax on the amount of the parachute payment that is in excess of the greater of:
        * the average compensation of the participant for the past five years (or period of employment, if less); or

        * an amount which the participant establishes as reasonable compensation.

 In addition, we will not be allowed to deduct any such excess parachute payments.

      Capital gains and ordinary income tax. Long term capital gains are currently taxed at a maximum federal rate of 20%. However, long term capital gains with respect to stock with a holding period of more than five years may qualify to be taxed at a maximum federal rate of 18% if the stock was acquired no earlier than January 1, 2001. Short term capital gains and ordinary income are taxed at marginal federal rates of up to 38.6%.

 Applicability of ERISA

 The 2002 Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 and it is not a tax-qualified retirement plan under Section 401(a) of the Internal Revenue Code.

 Required Vote of Shareholders

 The affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote is required to approve amendment of the 2002 Plan.

 Recommendation of our Board of Directors

 OUR BOARD BELIEVES THAT APPROVAL OF THE AMENDMENT TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE 2002 PLAN IS IN THE BEST INTEREST OF OUR STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THIS PROPOSAL.

      PROPOSAL FIVE: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

 Our Audit Committee has appointed the firm KBA Group LLP as our independent auditors for the fiscal year ending October 31, 2005. That appointment has also been confirmed and ratified by our Board of Directors and the Board of Directors recommends that the stockholders ratify the appointment of KBA Group LLP as our Company's independent auditors. Although our Bylaws do not require the ratification of the selection of KBA Group LLP by stockholders, as a matter of good corporate practice, our Board is submitting the selection of KBA Group LLP for stockholder approval. However, even if the stockholders ratify the selection, our Board of Directors, in its discretion, may still direct the appointment of other independent auditors at any time during the year if our Board believes that such change would be in the best interests of our Company and our stockholders.

 On March 6, 2003, King Griffin & Adamson P.C. resigned to allow its successor entity KBA Group LLP to be engaged as our independent public accountants.

 The report issued by King Griffin & Adamson P.C. on our financial statements for the fiscal year ended October 31, 2002 did not contain an adverse opinion nor a disclaimer of opinion, and was not qualified or modified as to audit scope or accounting principles. The report issued by King Griffin & Adamson P.C. on our financial statements for the fiscal year ended October 31, 2002 was modified to include an explanatory paragraph describing conditions that raised substantial doubt about our ability to continue as a going concern.

 In connection with its audit for the fiscal year ended October 31, 2002 and through March 5, 2003, there were no disagreements with King Griffin & Adamson P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of King Griffin & Adamson P.C., would have caused King Griffin & Adamson P.C. to make reference thereto in their report on the financial statements for such year or such interim periods.

 In its letter dated March 10, 2003 to the SEC, King Griffin & Adamson P.C. stated that it agreed with the statements in the preceding three paragraphs. This letter was filed as Exhibit 16 to our Current Report on Form 8-K, filed with the SEC on March 10, 2003.

 Our Audit Committee approved the engagement of KBA Group LLP and we engaged KBA Group LLP as our new independent public accountants as of March 6, 2003. As KBA Group LLP is a successor entity to King Griffin & Adamson P.C., the section addressing consultation of the newly engaged independent public accountants is not applicable.

 Audit and Non Audit Fees

 Audit Fees

 The aggregate fees billed by KBA Group LLP for professional services rendered for the audit of the Company's annual financial statements and review of the interim financial statements included in the Company's Forms 10-Q, including services related thereto, were $96,223 and $94,626 for the fiscal years ended October 31, 2004 and 2003, respectively.

 Audit-Related Fees

 There were no audit-related fees billed by KBA Group LLP during the fiscal years ended October 31, 2004 and 2003.

 Tax Fees

 The aggregate fees billed by KBA Group LLP for professional services rendered for tax compliance, tax advice and tax planning were $12,000 and $28,985 for the fiscal years ended October 31, 2004 and 2003, respectively. The services comprising the fees reported as "Tax Fees" included tax return preparation, consultation regarding various tax issues and support provided to management in connection with income and other tax audits.

 All Other Fees

 The aggregate fees billed by KBA Group LLP for professional services rendered for the review of registration statements were $0 and $6,195 for the fiscal years ended October 31, 2004 and 2003, respectively.

 Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

 The Audit Committee's policy is to pre-approve all audit and allowable non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may delegate the authority to grant pre-approval of auditing or allowable non-audit services to one or more members of the Audit Committee. Each pre-approval decision pursuant to this delegation will be presented to the full Audit Committee at its next scheduled meeting for ratification.

 Vote Required

 The ratification of the appointment of KBA Group LLP as our independent auditors for the fiscal year ending October 31, 2005 requires the affirmative vote of the holders of a majority of the shares of our Common Stock present at the Annual Meeting in person or by proxy and entitled to vote.

 THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE SELECTION OF KBA GROUP LLP AS OUR INDEPENDENT AUDITORS FOR THE 2005 FISCAL YEAR.

 Compliance with Section 16(a) of the Securities Exchange Act of 1934

 Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who own more than 10% of our Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports that they file. To our knowledge, based solely on the review of the copies of such reports filed during the fiscal year ended October 31, 2004, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were met.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

 The following table sets forth certain information as of September 9, 2005, concerning the beneficial ownership of our Common Stock by (i) each stockholder known by us to own beneficially five percent or more of our outstanding Common Stock, (ii) each of our current directors, (iii) each Named Executive Officer, and (iv) all of our executive officers and directors as a group. Except as otherwise indicated below, each of the entities or persons named in the table has sole voting and investment power with respect to all shares of our Common Stock beneficially owned by them. Effect has been given to shares reserved for issuance under outstanding stock options and warrants where indicated.

                                                 Number of      Percent of
     Name and address of Beneficial Owner        Shares (1)       Class
     ------------------------------------       ------------    ----------
        John Jenkins                            24,435,864 (2)    60.75%
        17383 Sunset Boulevard, Suite 350
        Los Angeles, CA  90272

        Lawrence Vierra                          1,033,724 (3)     4.21%
        8760 Castle Hill Avenue
        Las Vegas, NV  89129

        Robert M. Fidler                            24,000 (4)      *
        987 Laguna Road
        Pasadena, CA  91105

        David Hess                                  10,000 (5)      *
        545 Alder Avenue
        Westfield, NJ  07090

        Allen Sciarillo                          1,576,224 (6)     6.28%
        17383 Sunset Boulevard, Suite 350
        Los Angeles, CA  90272

        All Executive Officers and              27,079,812        63.93%
        Directors as a group (5 persons)

         * Reflects less than one percent.

        ** We have disclosed in previous reports that Global Capital Funding Group, L.P. ("Global") and GCA Strategic Investment Fund Limited ("GCA") beneficially owned more then 5% of our issued and outstanding Common Stock due to the fact that the notes and convertible debentures they hold are convertible within 60 days into a number of shares of our Common Stock that would exceed 5% of our shares outstanding. However, both Global and GCA have represented to us that due to conversion caps set forth in their respective agreements with our Company, they are forbidden from holding, at any given time, more than 4.9% of our issued and outstanding Common Stock. Consequently, we are not required to include them in our beneficial ownership table.

        (1) Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our Common Stock subject to options or warrants held by that person that are exercisable within 60 days of September 9, 2005 are deemed outstanding. Such shares, however, are not deemed outstanding for purposes of computing the ownership of any other person.

        (2) Includes (i) 750,000 shares of Common Stock which may be acquired through the exercise of options, (ii) 2,728,391 shares of Common Stock which may be acquired through the exercise of warrants, and (iii) 12,957,473 shares of Common Stock which may be acquired through the conversion of a convertible note (shares from conversion calculated using the closing bid share price at September 9, 2005 of $0.16); all of which are exercisable or convertible within 60 days of September 9, 2005.

        (3) Includes (i) 2,500 shares of Common Stock which may be acquired through the exercise of options, (ii) 130,000 shares of Common Stock which may be acquired through the exercise of warrants and (iii) 646,224 shares of Common Stock which may be acquired through the conversion of a convertible note (shares from conversion calculated using the closing bid share price at September 9, 2005 of $0.16); all of which are exercisable or convertible within 60 days of September 9, 2005.

        (4) Includes 20,000 shares of Common Stock which may be acquired through the exercise of options which are exercisable within 60 days of September 9, 2005.

        (5) Includes 10,000 shares of Common Stock which may be acquired through the exercise of options which are exercisable within 60 days of September 9, 2005.

        (6) Includes (i) 550,000 shares of Common Stock which may be acquired through the exercise of options, (ii) 130,000 shares of Common Stock which may be acquired through the exercise of warrants, and (iii) 646,224 shares of Common Stock which may be acquired through the conversion of a convertible note (shares from conversion calculated using the closing bid share price at September 9, 2005 of $0.16); all of which are exercisable or convertible within 60 days of September 9, 2005.


 EQUITY COMPENSATION PLAN INFORMATION

 The following table provides information about shares of our common stock that may be issued under our equity compensation plans, as of September 9, 2005:

 ---------------------------------------------------------------------------
                                                              Number of
                                                              securities
                                                         remaining available
                     Number of                           for future issuance
                  securities to be                           under equity
                    issued upon       Weighted-average   compensation plans
                    exercise of      exercise price of       (excluding
                    outstanding         outstanding          securities
                 options, warrants   options, warrants  reflected in column
 Plan Category     and rights (a)      and rights (b)         (a)) (c)
 -------------     --------------      --------------   -------------------
 Equity
 compensation
 plans approved by  1,573,000 (1)           $0.36            1,648,000
 securityholders
 ---------------------------------------------------------------------------
 Equity
 compensation
 plans not              -0-                  n/a                 -0-
 approved by
 securityholders
 ---------------------------------------------------------------------------
 Total:             1,573,000               $0.36            1,648,000
 ---------------------------------------------------------------------------

 (1) Amount includes outstanding options granted pursuant to the 2002 Dial Thru International Corporation Equity Incentive Plan and the Amended and Restated 1990 Dial Thru International Corporation Stock Option Plan.

 We adopted the 2002 Equity Incentive Plan ("Incentive Plan"), at our annual shareholder meeting in May 2002. The Incentive Plan authorizes our Board of Directors to grant up to 2,000,000 options to purchase our common shares. The maximum number of shares of common stock which may be issuable under the Incentive Plan to any individual plan participant is 500,000 shares. All options granted under the Incentive Plan have vesting periods up to a maximum of five years. The exercise price of an option granted under the Incentive Plan shall not be less than 85% of the fair value of the common stock on the date such option is granted.

 The 1990 Stock Option Plan ("1990 Stock Option Plan"), as amended, authorizes our Board of Directors to grant up to 2,300,000 options to purchase common shares of the Company. No options will be granted to any individual director or employee which will, when exercised, exceed 5% of the issued and outstanding shares of the Company. The term of any option granted under the 1990 Stock Option Plan is fixed by the Board of Directors at the time the options are granted, provided that the exercise period may not be longer than 10 years from the date of grant. All options granted under the 1990 Stock Option Plan have up to 10 year terms and have vesting periods that range from 0 to 3 years from the grant date. The exercise price of any options granted under the 1990 Stock Option Plan is the fair market value at the date of grant. Subsequent to the adoption of the Incentive Plan, no further options will be granted under the 1990 Stock Option Plan


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

 In October 2001, we executed 10% convertible notes with three of our executive officers and directors, who provided financing to our Company in the aggregate principal amount of $1,945,958. The Notes were issued as follows: (i) a Note in the principal amount of $1,745,958 to John Jenkins, our Chief Executive Officer; (ii) a Note in the principal amount of $100,000 to Allen Sciarillo, our Executive Vice President and Chief Financial Officer; and (iii) a Note in the principal amount of $100,000 to Larry
 Vierra, our Director. With an original maturity date of October 24, 2003, these Notes were amended to mature on February 24, 2004. On July 21, 2005, the Notes were amended once again to extend the maturity date to February 20, 2008, In connection with the extension, we issued to the holders of the Notes warrants to acquire an aggregate of 640,000 shares of Common Stock at an exercise price of $0.16, which warrants expire on July 21, 2010.

 Each Note is secured by certain of our assets. Each Note was originally convertible at six-month intervals only, but was subsequently amended in November 2002 to provide for conversion into shares of our Common Stock at the option of the holder at any time. The conversion price is equal to the closing bid price of our Common Stock on the last trading day immediately preceding the conversion. We also issued to the holders of the Notes warrants to acquire an aggregate of 1,945,958 shares of Common Stock at an exercise price of $0.75 per share, which warrants expire on October 24, 2006.

 In January and July 2002, the Notes issued to Mr. Jenkins were amended to include additional advances in the aggregate principal amount of $402,433. We also issued to Mr. Jenkins warrants to acquire an additional 102,433 and 300,000 shares of Common Stock, respectively, at an exercise price of $0.75 per share, which warrants expire on January 28, 2007 and July 8, 2007, respectively.

 On September 20, 2004, the holders of the Notes converted a total of $877,500 of principal into 6,750,000 shares of Common Stock.

 Compensation Committee Interlocks and Insider Participation

 The Compensation Committee consists of non-employee directors Messrs. Fidler and Vierra. Neither of the members of the Compensation Committee is currently an officer or employee of our Company. None of our executive officers serves as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee. No member of our Board of Directors is an executive officer of a company in which one of our executive officers serves as a member of the board of directors or compensation committee of that company.

                            EXECUTIVE COMPENSATION

 The following table summarizes the compensation we paid during the fiscal years ended October 31, 2004, 2003, and 2002, respectively, to each of our chief executive officer and our other executive officers whose total annual salary and bonus exceeded $100,000 during the fiscal year ended October 31, 2004. We refer to these individuals collectively as our Named Executive Officers.

 Summary Compensation Table

                                                    Securities
                                                    Underlying
  Name and Principal                                 Options/      All other
      Position        Year  Salary ($)  Bonus ($)  Warrants (#)  Compensation
 -------------------  ----  ----------  ---------  ------------  ------------
 John Jenkins         2004   150,000       -0-        100,000         -0-
 Chairman, CEO        2003   150,000       -0-          -0-           -0-
 and President        2002   151,042       -0-          -0-           -0-

 Allen Sciarillo      2004   130,000       -0-        100,000         -0-
 Executive Vice       2003   125,000      1,106         -0-           -0-
 President and Chief  2002   141,667       -0-          -0-           -0-
 Financial Officer

 Aggregated Option Exercise in Last Fiscal Year and Fiscal Year End Option
 Values

 The following table sets forth information with respect to the number of options held at the 2004 fiscal year end and the aggregate value of in-the- money options held at the 2004 fiscal year end by each of the Named
 Executive Officers.

                                       Number of securities     Value of unexercised
                  Shares              underlying unexercised   in-the-money options at
                 acquired   Value       options at Fiscal            Fiscal Year
                    on    realized          Year End (#)             End ($) (2)
                 exercise    ($)    ------------------------- -------------------------
     Name          (#)       (1)    Exercisable Unexercisable Exercisable Unexercisable
 --------------- -------- --------  ----------- ------------- ----------- -------------
 John Jenkins      -0-       -0-      750,000       50,000         -0-         -0-
 Allen Sciarillo   -0-       -0-      550,000       50,000         -0-         -0-

 (1) The value realized upon the exercise of stock options represents the difference between the exercise price of the stock option and the fair market value of our Common Stock as of the last trading date of our 2004 fiscal year, multiplied by the number of options exercised on the date of exercise.

 (2)  The value  of  "in-the-money"  options represents  the positive  spread between the exercise price of  the option and the  fair market value of  the underlying shares based on  the closing stock price  of our Common Stock  on the last trading day of fiscal year ended October 31, 2004, which was  $0.10 per share.  "In-the-money" options include only those options where the fair market value of the stock is higher than the exercise price of the option on the date specified.  The actual value, if any, an executive realizes on  the exercise of options will depend on the fair market value of our Common Stock at the time of exercise.

 Employment Agreements

 We do not currently have employment agreements with any of our officers or employees.

 Code of Ethics and Business Conduct

 We have adopted a code of business conduct and ethics for employees, executive officers and directors that is designed to ensure that all of our directors, executive officers and employees meet the highest standards of ethical conduct. The code requires that our directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in our best interest. Under the terms of the code, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the code.

 As a mechanism to encourage compliance with the code, we have established procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner. The code also prohibits us from retaliating against any director, executive officer or employee who reports actual or apparent violations of the code.

           COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

 The Compensation Committee is responsible for implementing, overseeing and administering the Company's overall compensation policy. The basic objectives of that policy are to (a) provide compensation levels that are fair and competitive with peer companies, (b) align pay with performance, and (c) where appropriate, provide incentives which link executive and stockholder interests and long-term corporate objectives through the use of equity-based incentives. Overall, the compensation program is designed to attract, retain and motivate high quality and experienced employees at all levels. The principal elements of executive officer compensation are base pay, bonus and stock options, together with health benefits. The various aspects of the compensation program, as applied to the Company's Named Executive Officers, are outlined below.

 Executive officer compensation is, in large part, determined by the individual officer's ability to achieve his or her performance objectives. Each of the Company's Named Executive Officers participates in the development of an annual business strategy from which individual objectives are established and performance goals are measured periodically. Initially, the objectives are proposed by the particular officer involved. Those objectives are then determined by the Chief Executive Officer or, in the case of Mr. Jenkins's objectives, by the Board of Directors.

 The Compensation Committee did not meet in fiscal 2004.

 Base Pay

 Initially, base pay was established at levels that were considered to be sufficient to attract experienced personnel but which would not exhaust available resources. As the Company grows, the compensation focus continues to emphasize other areas of compensation. Executive officers understand that their principal opportunities for substantial compensation lie not in enhanced base salary, but rather through appreciation in the value of previously granted stock options. Thus, base pay has not represented the most critical element of executive officer compensation.

 Bonus

 The Compensation Committee has determined that a cash incentive plan will be implemented when the Company is able to achieve positive operating results.

 Stock Options

 The Compensation Committee believes that a stock option plan provides capital accumulation opportunities to participants in a manner that fosters the alignment of the participants' interests and risks with the interests and risks of public stockholders. The Compensation Committee further believes that stock options can function to assure the continuing retention and loyalty of employees. Options that have been granted to the Named Executive Officers typically carry two or three-year vesting schedules. If these officers leave the Company's employ before their options are fully vested, they will lose a portion of the benefits that they might otherwise receive if they remain in the Company's employ for the entire vesting period. Stock option grants have been based upon amounts deemed necessary to attract qualified employees and amounts deemed necessary to retain such employees and to equitably reward high performance employees for their contributions to our development. For most of the Company's executive officers, stock options generally constitute the most substantial portion of the Company's compensation program.

 The Compensation Committee believes that an appropriate compensation program can help in fostering competitive operations if the program reflects a suitable balance between providing appropriate awards to key employees while at the same time effectively controlling compensation costs, principally by establishing cash compensation at competitive levels and emphasizing supplemental compensation that correlates the performance of individuals, the Company and its common stock.

 This report has been furnished by the Compensation Committee of the Board of Directors.

                                Robert M. Fidler
                                Lawrence Vierra


                           AUDIT COMMITTEE MATTERS

 Independence of Audit Committee Members

 Our Common Stock is quoted on the OTC Bulletin Board and is governed by the standards applicable thereto. All members of the Audit Committee of the Board of Directors have been determined to be "independent directors" pursuant to the definition contained in Rule 4200(a)(15) of the National Association of Securities Dealers' Marketplace rules.


                            AUDIT COMMITTEE REPORT

 In connection with the preparation and filing of our Annual Report on Form 10-K for the year ended October 31, 2004:

   (1) the Audit Committee reviewed and discussed the audited financial statements with our management;

   (2) the Audit Committee discussed with our independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61; and

   (3) based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the 2004 Annual Report on Form 10-K filed with the SEC.

                           By: The Audit Committee of the Board of Directors

                               Robert Fidler
                               Lawrence Vierra

 Stock Performance Graph

 The following graph compares the percentage change in the cumulative total shareholder return on our Common Stock with the cumulative total return of the Nasdaq Stock Market (U.S.) Composite Index and the Nasdaq Stock Market Telecommunications Index (IXTC-O) for the five-year period ended October 31, 2004. For purposes of the graph, it is assumed that the value of the investment in our Common Stock and each index was $100 on October 31, 1999 and that all dividends were reinvested.

 The comparison in the graph below is based solely on historical data and is not intended to forecast the possible future performance of our Common Stock.


                           COMPARISON OF FIVE YEAR
      CUMULATIVE TOTAL RETURN AMONG DIAL THRU INTERNATIONAL CORPORATION,
         THE NASDAQ STOCK MARKET (U.S.)  AND THE NASDAQ TELECOM INDEX

                      [ PERFORMANCE GRAPH APPEARS HERE ]

                           TELECOMMUNICATIONS INDEX

                            October   October   October   October   October
                              31,       31,       31,       31,       31,
 CUMULATIVE TOTAL RETURN     2000      2001      2002      2003      2004
 --------------------------------------------------------------------------
 Dial Thru International
   Corporation               $175       $80       $14       $19       $11
 Nasdaq 100                  $124       $52       $38       $54       $56
 Nasdaq Telecom               $84       $29       $14       $24       $25


                            STOCKHOLDER PROPOSALS

 Deadline for Receipt of Stockholder Proposals

 Any stockholder who wishes to submit a proposal for us to consider for inclusion in our 2006 annual meeting proxy materials and for presentation at our 2006 Annual Meeting of Stockholders must send such proposal to our Company Secretary at the address indicated on the first page of this proxy statement, so that the Secretary receives it no later than May 11, 2006, unless the 2006 Annual Meeting will be held on a date that is more than 30 days before or after October 6, 2006, the anniversary of the date of the 2005 Annual Meeting, in which case we must receive your proposal within a reasonable time before we mail the proxy materials for our 2006 Annual Meeting.

 Advance Notice Requirements

 Our Bylaws require that stockholder proposals and director nominations by stockholders be made in compliance with certain advance notice requirements. For business to be properly brought before an annual meeting by a stockholder, the stockholder must deliver a written notice to our Secretary no later than 90 days prior to the date of the scheduled meeting; however, if less than 100 days' notice or prior public disclosure of the date of the scheduled meeting is given, notice by the stockholder must be given no later than the close of business on the tenth day following our public disclosure or mailing of a notice setting forth the date of the annual meeting. A stockholder's notice to the Secretary with regard to an annual meeting shall be in the form required by our Bylaws.

 The chairman of the meeting may refuse to bring any business before the meeting that is not properly brought before the meeting in accordance with our Bylaws. Copies of our Bylaws are available upon written request to our Secretary. The advance notice requirements for our annual meetings do not supersede the requirements or conditions established by the SEC for stockholder proposals to be included in our proxy materials for a meeting of stockholders.

                                OTHER MATTERS

 Our Board of Directors is not aware of any other matters that are to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting or any adjournment(s) thereof, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons voting the proxy.

 Annual Report and Financial Information

 Our Annual Report to stockholders covering our fiscal year ended October 31, 2004, including our audited financial statements, is enclosed herewith. The Annual Report does not form any part of the materials for the solicitation of proxies.

 Form 10-K

 We filed an annual report on Form 10-K with the SEC on or about January 31, 2005. You may obtain a copy of that report, without charge, by writing to Investor Relations at Dial Thru International Corporation, 17383 Sunset Boulevard, Suite 350, Los Angeles, California 90272, or you can access copies of all our SEC filings on the SEC website at http://www.sec.gov.

                                    By Order of the Board of Directors


                                    /s/ Allen Sciarillo
                                    -------------------
                                    Allen Sciarillo,
                                    Secretary

                                [PROXY CARD]


                     DIAL THRU INTERNATIONAL CORPORATION


  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL
            MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 25, 2005


 The undersigned hereby constitutes and appoints John Jenkins and Allen Sciarillo, or either of them, as the true and lawful attorneys and proxies of the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of Common Stock of Dial Thru International Corporation, that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Dial Thru International Corporation to be held on October 25, 2005 and at any and all adjournments thereof.

  1. Election of          [   ]  FOR ALL nominees         [   ]  WITHOLD
     Directors:                  named below                     AUTHORITY to
                                 (except as                      vote for all
                                 marked to the                   nominees
                                 contrary)                       named below


 John Jenkins, Allen Sciarillo, Larry Vierra, Robert M. Fidler, David Hess

 (INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the line below.)

 ----------------------------------------------------------------------------

 2. To approve an amendment to the Company's Certificate of Incorporation to increase the amount of authorized common stock from 84,169,100 shares to 175,000,000 shares.

       [   ]  FOR             [   ]  AGAINST               [   ]  ABSTAIN
 ____________________________________________________________________________

 3. To approve an amendment amend to the Company's Certificate of Incorporation to change the name of the Company to Rapid Link, Inc.

       [   ]  FOR             [   ]  AGAINST               [   ]  ABSTAIN
 ____________________________________________________________________________

 4. To approve an amendment to the Dial Thru International Corporation 2002 Equity Incentive Plan to increase the number of shares of the Company's common stock authorized for issuance thereunder from 2,000,000 to 4,000,000.
       [   ]  FOR             [   ]  AGAINST               [   ]  ABSTAIN
 ____________________________________________________________________________

 5. To ratify the selection of KBA Group LLP to serve as independent public accountants for Dial Thru International Corporation for the 2005 fiscal year.

      [   ]  FOR              [   ]  AGAINST               [   ]  ABSTAIN
 ____________________________________________________________________________

 In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the meeting and upon such other business as may properly come before the meeting or any adjournments thereof.

      [   ]  FOR              [   ]  WITHHOLD

 The board of directors recommends a vote FOR the directors listed above and a vote FOR each of the listed proposals.

                 (Continued and to be signed on Reverse Side)

                         (Continued from Other Side)

 THE RIGHT TO REVOKE THIS PROXY AT ANY TIME BEFORE IT IS VOTED IS RESERVED. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED OR WITHHELD IN ACCORDANCE WITH THE SPECIFICATIONS MADE IN THIS PROXY. IF NO SPECIFIC DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR EACH OTHER PROPOSAL SET FORTH HEREIN AND IN THE DISCRETION OF THE PROXY HOLDERS ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

 All proxies to vote at the Meeting or any adjournment thereof previously given by the undersigned are hereby revoked.


[INSERT MAILING          Dated: _______________________________
 LABEL]

                         ______________________________________
                         Signature of Stockholder

                         ______________________________________
                         Signature (if jointly
                         owned) Please sign exactly as the name
                         appears on the certificate or certificates representing shares to be voted by the proxy. When signing as executor, administrator, attorney trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized person. If a partnership, please sign in partnership name by authorized person.



 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.